EXHIBIT 10.4

                    WERNER ENTERPRISES, INC.
              NAMED EXECUTIVE OFFICER COMPENSATION


      On November 29, 2005, the Executive Compensation Committee (the "Committee") of the Board of Directors of Werner Enterprises, Inc. (the "Company") approved increases to the base salaries for certain of the Company's named executive officers. The following base salary increases became effective December 9, 2005:



                                                                 Base
        Name                          Title                     Salary
--------------------    ---------------------------------    ------------
 Clarence L. Werner      Chairman of the Board and Chief
                         Executive Officer                     $675,000
 Gary L. Werner          Vice Chairman                         $355,000
 Gregory L. Werner       President and Chief Operating
                         Officer                               $420,000
 Daniel H. Cushman       Senior Executive Vice President,
                         Chief Marketing and Operational
                         Officer                               $310,270
 Derek J. Leathers       Executive Vice President -
                         International                         $244,003



      The   Committee   also  approved  the   following    annual
discretionary bonuses for the Company's named executive officers that were paid on December 1, 2005:


        Name                          Title                      Bonus
--------------------    ---------------------------------    ------------
 Clarence L. Werner      Chairman of the Board and Chief
                         Executive Officer                     $350,000
 Gary L. Werner          Vice Chairman                         $210,000
 Gregory L. Werner       President and Chief Operating
                         Officer                               $300,000
 Daniel H. Cushman       Senior Executive Vice President,
                         Chief Marketing and Operational
                         Officer                               $215,000
 Derek J. Leathers       Executive Vice President -
                         International                         $200,000
